______________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 28, 2010
(Date of earliest event reported)

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2010, the Compensation Committee of the Board of Directors of GeoResources, Inc. (the “Company”) approved cash bonuses payable to each of the named executive officers of the Company as set forth below, payable immediately.

Executive Officers:	Officer Position(s) with the Company	Cash Bonus
Frank A. Lodzinski	Chief Executive Officer and President (Principal Executive Officer)	$150,000
Robert J. Anderson	Executive Vice President – Engineering and Acquisitions	$100,000
Collis P. Chandler, III	Chief Operating Officer (Northern Division) and Executive Vice President	$100,000
Howard E. Ehler	Principal Accounting Officer and Principal Financial Officer	$100,000
Francis M. Mury	Chief Operating Officer (Southern Division) and Executive Vice President	$100,000

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

By:	/s/ Frank A. Lodzinski Frank A. Lodzinski, Chief Executive Officer and President

Date: December 28, 2010